Exhibit 23




                 Consent of Independent Public Accountants




As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-50604.




Cincinnati, Ohio                              ARTHUR ANDERSEN LLP
    April 30, 1997